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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of report: February 2, 2006
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                       1-10235                        36-3555336
    (State of             (Commission File Number)              (IRS Employer
 Incorporation)                                              Identification No.)

                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
              (Registrant's telephone number, including area code)



     Check  the   appropriate  box  if  the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    [ ] Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.        Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.

On February 6, 2006, IDEX Corporation issued a press release announcing certain changes to its Board of Directors effective April 4, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.        Other Events.

On February 6, 2006, IDEX Corporation issued a press release announcing certain changes to its Board of Directors effective April 4, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

    (d)      Exhibits.

             99.1 Press Release dated February 6, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 7, 2006
                                       IDEX CORPORATION


                                       By:   /s/ Dominic A. Romeo
                                             --------------------------

                                              Name:  Dominic A. Romeo
                                              Title: Vice President and Chief
                                                     Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                DESCRIPTION
-------               -----------

99.1                  Press release dated February 6, 2006




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